Consolidated companies and business acquired and divested	12 Months Ended
Dec. 31, 2024
Consolidated companies and businesses acquired and divested [Abstract]
Consolidated companies and businesses acquired and divested
42 Consolidated companies and businesses acquired and divested
Acquisitions and divestments
There were no significant acquisitions in 2024, 2023 or 2022, and there was no significant divestment in 2024 and 2023.
Divestments 2022
ING announced at 13 December 2022 that it had sold its interest (80%) in Intersoftware Holding BV to the Sky Group/ DIAS and realised a transaction result of EUR 11.0 million which consisted of a profit of EUR 7.0 on sale of InterSoftware Holding BV and the release of the redemption liability of EUR 3.0 million.